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                                                                  Exhibit 10.30

February 27, 2001



            Re: Employment Arrangement with Digital Lightwave, Inc.
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Dear _____________:

         As a condition to the grant of options authorized by the Company's compensation committee in February 2001 (the "February 2001 Options"), you have agreed to waive and hereby do waive and confirm your waiver of any purported right of or claim with respect to, acceleration of vesting of the February 2001 Options (or any other future options to be granted to you pursuant to the terms of the Company's 2001 Stock Option Plan) based upon and resulting solely from: any reduction or other change in the number of shares of the Company's common stock, owned, beneficially, in trust or otherwise, or of record, or subject to the voting control of Dr. Bryan J. Zwan, members of his family, or their 50% or greater controlled affiliates, trustees for beneficial interests held by Dr. Bryan J. Zwan, or members of his family, or their 50% or greater controlled affiliates, including without limitation ZG Nevada Limited Partnership.

         You hereby acknowledge that the Company has relied in part on your waiver herein in determining to submit the Company's 2001 Stock Option Plan to the Company's stockholders. The Company hereby acknowledges that this letter agreement shall not in any way affect any options previously granted to you under the Company's 1996 Stock Option Plan.

         This letter agreement replaces in its entirety, the letter agreement between you and the Company dated February 26, 2001.

         This letter agreement may be executed in one or more counterparts.

                                          DIGITAL LIGHTWAVE, INC.

                                          By:
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                                          Name:
                                               --------------------------------
                                          Title:
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AGREES TO AND ACKNOWLEDGES THE
AFOREMENTIONED LETTER AGREEMENT

By:
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Name:
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Title:
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